Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his or her capacity as an officer of Willis Lease Finance Corporation (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his or her knowledge:

•                       the Quarterly Report of the Company on Form 10-Q/A for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•                       the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:	July 30, 2003

/s/ Charles F. Willis IV
President and Chief Executive Officer

/s/ Monica J. Burke
Chief Financial Officer and Executive Vice President

A signed original of this written statement has been provided to Willis Lease Finance Corporation and will be retained by Willis Lease Finance Corporation and furnished to the Securities and Exchange Commission or its staff upon request.